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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 22, 1996, which appears on page 51 of the 1996 Annual Report to Shareholders of Adaptec, Inc., which is incorporated by reference in Adaptec, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1996.

/s/ PRICE WATERHOUSE LLP

San Jose, California
September 13, 1996